EXHIBIT 10.9

                                  (TRANSLATION)

                     MEMORANDUM OF AGREEMENT ON AMENDMENTS
                    ATTACHED TO THE CONTRACT ON PERMISSION TO
                 ENGAGE IN BUSINESS OF SALE OF MERCHANDISE AND
                   SOUVENIRS AND TO LEASE PREMISES TO ENGAGE
                        IN BUSINESS AT THE INTERNATIONAL
                    PASSENGER TERMINAL OF THE BANGKOK AIRPORT
                   CONTRACT NO. 6-01/2536 DATED MARCH 18, 1993
                                 AMENDMENT NO.1

THIS MEMORANDUM OF AGREEMENT is made at the Airports Authority of Thailand on the 18th day of November 1993 between THE AIRPORTS AUTHORITY OF THAILAND by Air Marshal Tavorn Kerdsindu, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang Yeekhan Sub-District, Bangkok Noi District, Bangkok Metropolis by Mr. Viratana Suntaranond, the person authorized to act on behalf of the company under the Affidavit issued by the Partnerships and Companies Registration Office, Bangkok Metropolis, the Department of Commercial Registration, the Ministry of Commerce No. 137456 dated June 15, 1993 and the Power of Attorney No. - dated - , hereinafter referred to as the "Supplier" of the other part.

WHEREAS AAT has permitted the Supplier to engage in the business of sale of merchandise and souvenirs and to lease premises to operate the said business at the International Passenger Terminal within the Bangkok Airport, under the Contract No. 6- 01/2536 dated March 18, 1993, for a period of 5 years commencing from April 1? 1993 to March 31, 1998; and

WHEREAS AAT permits the Supplier to lease additional premises, change the leased premises and engage in additional businesses as follows:

a) Permission is granted to lease the premises No. 0316, having the area of 42.50 square meters, commencing from July l, 1993.

b) Permission is granted for the installation of a mini lab and polaroid camera in the leased premises No. 3303 B.

c) Permission is granted to change the leased premises from the area within Pier 4 having an area of 54 square meters to the premises No. 3265S having an area of 22 square meters and No. 3265T having an area of 7.5 square meters commencing from August l, 1993.

AAT and the Supplier, therefore, agree to enter into this Memorandum of Agreement on Amendments to the Contract on Permission to Engage in Business of Sale of Merchandise and Souvenirs and to Lease Premises to Engage in Business at the International Passenger Terminal of the Bangkok Airport No. 6-01/2536 and dated March 18, 1993 as follows:

Clause 1. The List Showing Details of Leased Premises, Remuneration for the Lease and Plans of Leased Premises attached to the Contract on Permission to Engage in Business of Sale of Merchandise and Souvenirs and to Lease Premises to Engage in Business at the International Passenger Terminal of the Bangkok Airport No. 601/2536 and dated March 18, 1993, shall be revoked and replaced by the List Showing Details of Leased Premises, Remuneration for the Lease and Plans of Leased Premises attached hereto as Appendix A.

Clause 2. The following shall be added as Clause 2.6 of Chapter 2 - Special Provisions of the Contract on Permission to Engage in Business of Sale of Merchandise and Souvenirs and to Lease Premises to Engage in Business at the International Passenger Terminal of the Bangkok Airport No. 6-01/2536 and dated March 18, 1993:

     "2.6 Additional Services

     2.6.1 AAT agrees to permit and the Supplier agrees to do the following within the leased premises:
           - To install a mini lab as from June 23, 1993;
           - To install a polaroid camera as from October 21, 1993.

          All for rendering services of taking, developing and enlarging photographs for persons using services of the Bangkok Airport.

     2.6.2 In rendering services stipulated in Clause 2.6.1, the Supplier agrees to charge the fees therefor to AAT's personnel at the rates equal to those of the ordinary photo shops.

     2.6.3 AAT reserves the rights with respect to the engagement in the businesses of developing and enlarging photographs(mini lab) and the taking of polaroid photographs as follows:

          2.6.3.1 The right to permit other person to engage in the business of the mini lab and to install the polaroid camera within the Bangkok Airport and/or to require the Supplier to cease to operate the said businesses at any time.

          2.6.3.2 The right to require the Supplier to reduce the rates of services in case AAT finds that such rates are unfair to the persons using such services."

Clause 3. Other than those stipulated in Clauses 1 and 2 hereinabove, the stipulations of the Contract on Permission to Engage in Business of Sale of Merchandise and Souvenirs and to Lease Premises to Engage in Business at the International Passenger Terminal of the Bangkok Airport No. 6-01/2536 and dated March 18, 1993, shall remain in full force and effect

Clause 4. This Memorandum of Agreement shall be in effect as from July l, 1993.

This Memorandum of Agreement is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal (if any) affixed in presence of witnesses and each keeping one copy.


AAT                                               Supplier
---                                               --------
(Signed) Air Marshal (signature)                  (Signed) (signature) (seal)
                (Tavorn Kerdsindu)                    (Mr. Viratana Suntaranond)

Witness

(Signed)          (signature)                     (Signed) (signature)
            (Mr. Somjit Nupui)                       (Ms. Chataporn Phlupothong)



                                  (TRANSLATION)
                    LIST SHOWING DETAILS OF LEASED PREMISES,
            REMUNERATION FOR THE LEASE AND PLANS OF LEASED PREMISES
                   CONTRACT NO. 6-01/2536 DATED MARCH 18,1993
                                Amendment No. 1

                                                                      Appendix A
                                                                 (Total 4 Pages)
                                                                          Page 1

------------------------------------------------------------------------------------------------------------------------------------
          Particulars               Area in   Rental Rate    Rental        Charges        Housing and           Lease Period
       of Leased Premises           Square    Baht/Sq.m.                                   Land Tax     ----------------------------
                                    Meter     /month         Baht/month     Baht/month    Baht/month       From           Up to
                                   (Sq.m.
------------------------------------------------------------------------------------------------------------------------------------

Premises within the International
Passeneer Terminal
---------------------------------

Area within Passenger Arrival
Hall, 2 Units

  - Nos. 1302, 1302 B                48.00    500.-           24,000.-       3,600.-        3,000.00     July 1, 1993 March 31, 1998

Area within Passenger Departure
Hall

  - Nos. 3303 A, 3303 B, 3304 A,
    3304 B, 3342 E, 3342 F           497.00   500.-          248,500.-      37,275.-       31,062.50     July 1, 1993 March 31, 1998
  - No. 0316                          42.50   500.-           21,250.-       3,187.50       2,656.25     July 1, 1993 March 31, 1998
  - No. 3265 S                        22.00   500.-           11,000.-       1,650.-        1,375.-    August 1, 1993 March 31, 1998
  - No. 3265 T                        7.50    500.-            3,750.-         562.50         468.75   August 1, 1993 March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------


Lessor                                        Lessee
------                                        ------
(Signed) Air Marshal (signature)              (Signed)   (signature)     (seal)
                  (Tavorn Kerdsindu)              (Mr. Viratana Suntaranond)


Witness                                       Witness
-------                                       -------

  (Signed) (signature)                        (Signed)    (signature)
          (Mr. Somjit Nupui)                    (Ms. Chataporn Phlupothong)








[Three pages of graphics (floor plan) omitted.]